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                                 GUARANTY AGREEMENT



    THIS GUARANTY AGREEMENT is made effective as of the 30th day of May, 1996, by the undersigned (hereinafter referred to collectively as "Guarantor", whether one or more) in favor of RMI CAPITAL MANAGEMENT CO., whose address is 3773 Cherry Creek North Drive, Suite 640, Denver, Colorado 80209 ("Lender").


                                     WITNESSETH :

         1. GUARANTEED INDEBTEDNESS. FOR VALUE RECEIVED, Guarantor unconditionally and absolutely guarantees, jointly and severally with any and all other Guarantors executing this Guaranty or a counterpart hereof either now or in the future, to Lender the prompt and full payment, performance and observance, when due, of all debts, obligations and liabilities of Emeritus Properties II, Inc. ("Borrower"), to Lender, payable under or with respect to
(i) that certain Promissory Note dated of even date herewith (the "Note"), in the original principal sum of $4,695,00.00, executed by Borrower and payable to the order of Lender, together with all renewals, extensions and modifications thereof; (ii) all other documents now or hereafter securing performance of the obligations of Borrower under the Note; and (iii) attorneys fees and costs as described below. All indebtedness, obligations and liabilities hereinabove described and covered by this Guaranty, or intended so to be, are hereinafter sometimes collectively referred to as the "Guaranteed Indebtedness." If Guarantor is or becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way diminishing the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all other guarantees heretofore or hereafter executed and delivered to Lender by Guarantor (or any of them) in favor of Lender relating to indebtedness of Borrower to Lender, and nothing herein shall ever be deemed to replace or be in lieu of any other of such previous or subsequent guarantees.

         2. CONSIDERATION. Guarantor acknowledges and warrants that it derived or expects to derive financial and other advantage and benefit, directly or indirectly, from the Guaranteed Indebtedness and each and every advance thereof and from each and


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

every renewal or extension. Any debt or right to distributions owed to Guarantor from Borrower is hereby subordinated to the Guaranteed Indebtedness. The Loan evidenced by the Note may be granted at the request of the Borrower and without authorization from or notice to the undersigned. Lender need not inquire into the power of the Borrower or the authority of its agents acting or purportedly acting on its behalf. The Loan shall be deemed to have been granted at the instance and request of the undersigned and in consideration of and in reliance upon this Guarantee.

         3. GUARANTOR WAIVERS. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of Lender, on account of any or all of the following: (a) any assignment, endorsement or transfer, in whole or in part, of the Guaranteed Indebtedness, although made without notice to or the consent of Guarantor; (b) any waiver by Lender of the performance or observance by Borrower or Guarantor of any of the agreements, covenants, terms or conditions contained in any document evidencing, governing or securing the Guaranteed Indebtedness; (c) any extensions of the time for payment or performance of all or any portion of the Guaranteed Indebtedness; (d) the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in any document evidencing, governing or securing the Guaranteed Indebtedness; (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or Guarantor; (f) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting Borrower or Guarantor or any of their assets; (g) any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Indebtedness, or the acceptance of additional or substitute property as security therefor; (h) the release or discharge of Borrower or any other guarantor from the observance or performance of any agreement, covenant, term or condition contained in any document evidencing, governing or securing the Guaranteed Indebtedness; (i) any action which Lender may take or omit to take by virtue of any document evidencing, governing or securing the Guaranteed Indebtedness or through any course of dealing with Borrower; (j) the addition of a new guarantor or guarantors; (k) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (l) any adjustment, indulgence, forbearance or compromise that may be granted or given by Lender to any party;
(m) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity; (n) recovery from Borrower or any other person or entity becomes barred by any statute of limitations or is otherwise prevented; (o) any defenses, set-offs or counterclaims which may be available to Borrower or any other person or entity; (p) any impairment, modification, change,


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release or limitation of liability of, or stay of actions of lien enforcement proceedings against Borrower, its property, or its estate in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or any other similar federal or state statute, or from the decisions of any court; (q) any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the perfection of collateral or the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any lien, right of security, existing or to exist in connection with, or as security for, any of the Guaranteed Indebtedness, it being the intention hereof that Guarantor shall remain liable as principal on the Guaranteed Indebtedness, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor; (r) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof, by any guarantor or others; (s) demand, protest and notice of any other kind, including, without limiting the generality of the foregoing, notice of any action or non-action on the part of Borrower, Lender, any endorser, guarantor under this or any other instrument, or creditor of Borrower, or any other person whomsoever, in connection with the Guaranteed Indebtedness;
(t) any defense based upon an election of remedies by Lender, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the undersigned or the right of the undersigned to proceed against Borrower for reimbursement, or both; and (u) any duty on the part of Lender to disclose to the undersigned any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond which the undersigned is obligated or whether Lender has a reasonable opportunity to communicate such facts to the undersigned, it being understood and agreed that the undersigned is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of the Guaranteed Indebtedness. Notice to Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Guaranteed Indebtedness and each item thereof, are hereby expressly waived by Guarantor.

         4. GUARANTOR'S OBLIGATION TO PAY THE GUARANTEED INDEBTEDNESS. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, without any notice having been given to Guarantor of the acceptance by Lender of this Guaranty and without any notice having been given to Guarantor of the creating or incurring of such indebtedness, Guarantor agrees to pay the amount due thereon to Lender following written demand made by Lender to Guarantor at least seven (7) days prior to the date of required payment by Guarantor. It shall not


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be necessary for Lender, in order to enforce such payment by Guarantor, first, to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness. Guarantor hereby waives any and all legal requirements that Lender institute any action or proceeding at law or in equity or exhaust its rights, remedies and recourse against Borrower or anyone else with respect to the Guaranteed Indebtedness as a condition precedent to bringing an action against Guarantor upon this Guaranty. Each payment on the Guaranteed Indebtedness shall be deemed to have been made by Borrower unless express written notice is given to Lender at the time of such payment that such payment is made by Guarantor as specified in such notice.

         5. WAIVER OF SUBROGATION. Until all indebtedness of Borrower to Lender shall have been paid in full, even though such indebtedness is in excess of Guarantor's liability hereunder, Guarantor shall have no right of subrogation, and hereby expressly waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender. Guarantor waives all rights of indemnification against Borrower and agrees to rely solely on its rights of subrogation following payment in full to Lender in order to collect from Borrower sums paid hereunder.

         6. GUARANTOR'S FINANCIAL INFORMATION. Guarantor hereby warrants and represents to Lender that (a) any and all balance sheets, net worth statements and other financial data that have heretofore been given to Lender with respect to Guarantor fairly and accurately present the financial condition of Guarantor as of the date thereof and, since the date thereof, there has been no material adverse change in the financial condition of Guarantor, (b) except as otherwise disclosed to Lender, there are no material legal proceedings, claims or demands pending against or, to the knowledge of such Guarantor, threatened against, Guarantor or any of Guarantor's assets, or, if there is any such material proceeding, claim or demand, it has been disclosed in writing to Lender and does not and shall not have any material adverse effect upon the ability of Guarantor to perform any of Guarantor's obligations hereunder, (c) Guarantor is not in breach or default of any legal requirement, contract or commitment, which would have a material adverse effect on Guarantor or the Guaranteed Indebtedness, (d) no event (including specifically Guarantor's execution and delivery of this Guaranty) has occurred which, with the lapse of time or the giving of notice or both, could result in Guarantor's breach or default under any legal requirement, contract or commitment which would have a material adverse effect on Guarantor or the Guaranteed Indebtedness and (e) Guarantor is solvent. Guarantor hereby agrees to furnish Lender annually and from time to time, promptly upon request therefor, current


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financial reports and statements setting forth in reasonable detail the financial condition of Guarantor at the time of such request, certified by Guarantor to Lender, and prepared in accordance with generally accepted accounting principles consistently applied or in other form reasonably acceptable to Lender. Should such statements be unsatisfactory in Lender's fair and reasonable judgment, then the Lender shall have the right to request a review and/or preparation of new unaudited statements by an independent certified public accountant approved by Lender. Guarantor authorizes Lender to update Guarantor's credit reports from time to time until all indebtedness of Borrower to Lender shall have been paid in full.

         7. LENDER'S RIGHTS IN COLLATERAL. If all or any part of the Guaranteed Indebtedness at any time be secured, Guarantor agrees that Lender may at any time and from time to time, at its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Borrower executes in favor of Lender any collateral agreement, deed of trust or other security instrument, the exercise by Lender of any right or remedy thereby conferred on Lender shall be wholly discretionary with Lender, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantor hereunder. Guarantor further agrees that Lender shall not be liable for its failure to use diligence in the collection of the Guaranteed Indebtedness or in preserving the liability of any person liable on the Guaranteed Indebtedness, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, notice of acceleration, and diligence in bringing suits against any person liable on the Guaranteed Indebtedness, or any part thereof.

         8. JOINT GUARANTORS. If now or hereafter there is more than one Guarantor, Guarantor agrees that Lender, in its discretion, may (i) bring suit against all Guarantors jointly and severally or against any one or more of them,
(ii) compound or settle with any one or more of Guarantors for such consideration as Lender may deem proper, and (iii) release one or more of Guarantors from liability hereunder, and that no such action shall impair the rights of Lender to collect the Guaranteed Indebtedness (or the unpaid balance thereof) from other Guarantors, or any of them, not so sued, settled with or released. Guarantors agree among themselves, however, that nothing contained in this paragraph, and no action by Lender permitted under this paragraph, shall in any way affect or impair the rights or obligations of Guarantors among themselves.

         9. EFFECT OF BORROWER DEFENSE TO PAYMENT. If the Guaranteed Indebtedness at any time exceeds the amount permitted by law, or Borrower is not liable because the act of creating the


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Guaranteed Indebtedness is ultra vires, or the persons creating the Guaranteed
Indebtedness acted in excess of their authority, and for these reasons the Guaranteed Indebtedness which Guarantor agrees to pay cannot be enforced against Borrower, such fact shall in no manner affect Guarantor's liability hereunder, but Guarantor shall be liable under this Guaranty notwithstanding that Borrower is not liable for the Guaranteed Indebtedness, and to the same extent Guarantor would have been liable if the Guaranteed Indebtedness had been enforceable against Borrower.

         10. ASSIGNMENT OF GUARANTY. This Guaranty is for the benefit of Lender, its successors and assigns, and in the event of an assignment by Lender, its successors or assigns, of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.

         11. BANKRUPTCY LIMITATIONS. Except for the continuing obligations under this Section 11, this Guaranty shall be otherwise released and terminated upon the earlier of (1) Completion of Improvements as defined in the Construction Loan Agreement by and between Lender and Borrower, 90% occupancy of the property, and annual net operating income of at least $575,000; or (2) payment in full of the Note. If during any preference period, Borrower files a petition or is the subject of an involuntary petition seeking relief under federal bankruptcy laws, and if as a result thereof Lender is required to disgorge any payment received from Borrower as a preference, then Guarantor agrees to repay to Lender all such amounts, together with interest from the date which is seven (7) days after written demand for repayment at the rate of 12% per annum, together with costs of collection, if any, including attorneys fees.

         In the event the undersigned files a petition in or is the subject of an involuntary petition seeking relief under federal bankruptcy laws, the aggregate amount payable by the undersigned is limited to the largest amount which would not render this obligation subject to avoidance.

         12. ADDITIONAL LENDER RIGHTS. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any release by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall, of itself, entitle any Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other


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right or power hereunder.  All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. In this Guaranty, whenever the text so requires, the singular number includes the plural and conversely.

         13. CONTROLLING LAW. This Guaranty shall be governed by and construed in accordance with the laws of Montana. This Guaranty shall constitute the entire agreement of the undersigned with Lender with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lender unless expressed herein. This Guaranty is effective upon delivery to Lender without condition.

         14. ATTORNEY'S FEES. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay Lender all costs and expenses incurred by Lender in the enforcement hereof. These costs and expenses shall include attorney and paralegal fees, expert witness fees and costs of depositions.

         15. USURY SAVINGS CLAUSE. No provision herein or in the Note, or in any other instrument or any other loan document executed by Borrower or Guarantor evidencing, governing or securing the Guaranteed Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in the Note, or in any other such instrument or any other loan document, the provisions of this paragraph shall govern, and neither Borrower nor Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law, the intention of the parties being to conform strictly to the applicable usury laws from time to time in effect. All promissory notes, instruments and other loan documents executed by Borrower or Guarantor evidencing the Guaranteed Indebtedness shall be held subject to reduction of the interest charged to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

         16. NOTICE. Any notice, request, demand, consent, approval, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered, or one day after delivery to a national overnight delivery courier service, cost prepaid, or three days following deposit in the United States mail, certified mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at the following addresses:


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                   IF TO GUARANTOR:

                   Emeritus Corporation
                   Market Place One
                   2003 Western Avenue, Suite 660
                   Seattle, Washington 98121
                   Facsimile Number: (206) 443-5432
                   Attention: Jean Fukuda

                   WITH A COPY TO:

                   The Nathanson Group
                   1411 Fourth Avenue, Suite 905
                   Seattle, Washington 98101
                   Facsimile Number: (206) 623-1738
                   Attention:  Randi Nathanson

                   IF TO LENDER:

                   RMI Capital Management Co.
                   3773 Cherry Creek North Drive, Suite 640
                   Denver, Colorado 80209
                   Facsimile Number: (303) 329-0997
                   Attention:  Jeff Crawford

                   WITH A COPY TO:

                   Banks & Imatani, P.C.
                   1200 17th Street, Suite 1310
                   Denver, Colorado 80202
                   Facsimile Number: (303) 446-2716
                   Attention: Barbara S. Banks

provided, however, that a party may change its address for purposes of receipt of any such communication by giving ten (10) days prior written notice of such change to the other parties in the manner above prescribed.

                                       EMERITUS CORPORATION


                                       By: /s/ Raymond R. Brandstrom
                                            ----------------------------
                                                        PRESIDENT



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